                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           ACT TELECONFERENCING, INC.
                   ------------------------------------------
                (Name of Registrant as Specified in Its Charter)


       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11,

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

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                           ACT TELECONFERENCING, INC.
                         1658 Cole Boulevard, Suite 130
                             Golden, Colorado 80401

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


Dear Shareholders:

This letter serves as notice of a special meeting of the shareholders of ACT Teleconferencing, Inc., to be held at our offices located at 1658 Cole Boulevard, Suite 130, Golden, Colorado 80401, on Friday, November 2, 2001, at 9:00 a.m., local time. The purpose of this special meeting is to consider and vote upon a proposal to amend the Company's Restated Articles of Incorporation in order to increase the number of authorized shares of common stock, no par value per share, and the number of authorized shares of preferred stock. Your Board of Directors recommends that you vote in favor of the proposed amendments to the Restated Articles of Incorporation.

To ensure your representation at the special meeting, you are urged to vote as soon as possible according to the instructions on your proxy card, by completing, signing, dating, and returning the enclosed proxy card in the enclosed postage-prepaid envelope. Your shares will be voted in accordance with your instructions. You may, of course, attend the special meeting and vote in person even if you have previously returned your proxy card.

The approximate date of mailing this notice of special meeting of shareholders, and the accompanying proxy statement, is October 2, 2001.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Gerald D. Van Eeckhout
                                        ----------------------------------------
                                        Chariman of the Board and
                                        Chief Executive Officer

October 2, 2001

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                           ACT TELECONFERENCING, INC.
                          1658 COLE BOULEVARD SUITE 130
                             GOLDEN, COLORADO 80401

                         SPECIAL MEETING OF SHAREHOLDERS
                                 PROXY STATEMENT


Special Meeting     November 2, 2001, 9:00 a.m., MST

Location            ACT Corporate Office
                    1658 Cole Boulevard, Suite 130
                    Golden, CO 80401

Record Date         5:00 p.m., EST, September 21, 2001. If you were a
                    stockholder at that time, you may vote at the meeting. Each share of Common Stock is entitled to one vote.

                    On September 21, 2001, 6,216,606 shares of our Common Stock were outstanding.

Agenda Consider and approve an amendment to the Company's Restated Articles of Incorporation increasing the number of shares of common stock that the Company is authorized to issue from 10,000,000 shares to 25,000,000 shares, and the number of shares of preferred stock that the Company is authorized to issue from 1,000,000 shares to 2,000,000 shares.

Proxies Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies "for" the amendment to the Restated Articles of Incorporation. The proxy holders will use their discretion on other matters. A quorum for the special meeting is a majority of the outstanding shares of common stock, whether in person or by proxy, at the meeting.

Proxies
Solicited By        The Board of Directors.

First Mailing
Date                We anticipate first mailing this proxy statement on October
                    2, 2001.

Revoking Your
Proxy               You may revoke your proxy before it is voted at the meeting.
                    To revoke your proxy, notify the Secretary of the Company in writing.

Solicitation Costs  We will pay the costs of soliciting proxies from stockholders.

Shareholders'
Proposals           Shareholder' proposals intended to be presented at the 2002
                    Annual Meeting must be received by the Company no later than February 28, 2002, for inclusion in the Company's proxy statement and form of proxy for that meeting.

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                      PLEASE VOTE. YOUR VOTE IS IMPORTANT.

The following table sets forth information known to us as of September 14, 2001 regarding beneficial ownership of 5% or more of our outstanding common stock. Under the rules of the Securities and Exchange Commission, beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable under stock options that are exercisable within 60 days following September 14, 2001. Shares issuable from stock options are deemed outstanding for computing the percentage of the person holding the options but are not outstanding for computing the percentage of any other person. Unless otherwise noted, shares are under the sole voting and investment power of the indicated person.




                                                                                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                                                                ---------------------------------------------
                                                                                CURRENTLY         ACQUIRABLE       PERCENT OF
        NAME OF BENEFICIAL OWNER                  RELATIONSHIP WITH ACT           OWNED        WITHIN 60 DAYS        CLASS
----------------------------------------------    ---------------------         ---------      --------------      ----------
Gerald D. and Carolyn R. Van Eeckhout (1)         Officers and Directors          761,000          50,000             11.6%
David Holden (5)                                  Employee                        360,000          56,275              5.9
Nikos Moschos (2)                                 Shareholder                     466,236                              6.7
Katerina Scordou (3)                              Shareholder                     307,440                              4.4
Katerina Kopsida (4)                              Shareholder                     358,100                              5.1
Austin W. Marxe                                   Shareholder                     400,000                              5.7
All directors and executive officers as a
group (7 people)                                                                1,100,704         349,475             20.7

(1)  1658 Cole Boulevard, Suite 130, Golden, Colorado 80401.

(2) Agiou Konstaninou 41, 2nd Floor, Marousi, Athens 15124, Greece; 293,940 of these shares are held by Mr. Moschos and Katerina Scordou (his spouse) and 172,296 shares are held by Euro-American Securities SA, a company he controls.

(3) Agiou Konstaninou 41, 2nd Floor, Marousi, Athens 15124, Greece; held with Nikos Moschos (her spouse).

(4) 9, Leonidiou Street, Nea Kiffisia, Athens 14562, Greece. All of Ms. Kopsida's shares are held subject to a voting trust, the terms of which provide that all of her shares are to be voted by the Trustees. The Trustees of the voting trust are the independent directors of the Company - James F. Seifert, Ronald J. Bach, and Donald L. Sturtevant.

(5)  7 Pilgrim Street, London, England EC4V 6LB

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                     PROPOSAL 1: AMENDMENT TO THE COMPANY'S

                       RESTATED ARTICLES OF INCORPORATION

     The Company's Restated Articles of Incorporation presently authorize the issuance of a total of 10,000,000 shares of common stock, no par value, and 1,000,000 shares of preferred stock with par values, voting rights, and relative rights and preferences to be determined by the Board of Directors from time to time. As of September 21, 2001, 6,216,606 shares of the Company's common stock were outstanding and 2,957,706 have been reserved for issuance upon exercise of options or warrants to purchase common stock and for purchase under the Company's employee stock purchase plans. This leaves a total of 825,688 shares of common stock available for issuance for other purposes. As of September 21, 2001, 2,000 shares of preferred stock of the Company had been designated as Series A Preferred Stock, and all authorized shares of Series A Preferred Stock have been issued and remain outstanding. There are 998,000 shares of preferred stock available for issuance for other purposes. The Board of Directors believes that the Company does not have sufficient uncommitted shares of its capital stock for use in future transactions involving the issuance of shares of stock.

     The Board of Directors has adopted a proposed amendment to the Company's Restated Articles of Incorporation to increase the number of authorized shares of common stock from 10,000,000 to 25,000,000 and the number of authorized shares of preferred stock from 1,000,000 to 2,000,000. This proposal seeks to have the shareholders of the Company adopt a resolution, attached as Appendix I, approving the proposed amendment to the Restated Articles of Incorporation. The Company believes that there are synergistic acquisitions available to it. The increase in authorized shares will allow the Board of Directors of the Company to consider and, if in the best interest of the stockholders, take advantage of any such acquisition possibilities. It would also provide flexibility to the Board in future financing transactions and in providing benefits under the Company's stock option and employee stock purchase plans.

     If the proposal to increase the authorized number of shares of common stock is approved, the Company does not intend to seek further authorization from its shareholders to issue shares of authorized but unissued common stock unless, in the Company's opinion, such approval is required or advisable. It is possible that such an issuance of authorized but unissued shares could cause a change in control of the Company without shareholder approval first being sought. No holder of the Company's stock presently has any preemptive or similar right to acquire or subscribe for additional unissued shares of the Company's common stock, or any other securities of any class.

     In addition, the flexibility vested in the Company's Board of Directors to authorize the issuance and sale of authorized but unissued shares of common stock or to issue preferred stock in one or more series could enhance the Board of Director's bargaining capability on behalf of the Company's shareholders in a takeover situation and could, under some circumstances, be used to render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of the Company's securities, or the removal of incumbent management, even if such a transaction were favored by the holders of the requisite number of the then-outstanding shares. Accordingly, shareholders of the Company might be deprived of an opportunity to consider a takeover proposal which a third party might consider if the Company did not have authorized but unissued shares of stock.

     The Company is not aware of any present efforts to gain control of the Company or to organize a proxy contest. If such a proposal was presented, management would make a recommendation based upon the best interests of the Company's stockholders.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY'S COMMON STOCK REPRESENTED AT THE MEETING AND ENTITLED TO VOTE IS NECESSARY FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY CARD ENCLOSED HEREWITH IS RETURNED, ALL SHARES COVERED BY SUCH PROXY WILL BE VOTED FOR THE PROPOSED AMENDMENT.


By Order of the Board of Directors,


/s/ Gavin Thomson
---------------------------
Gavin Thomson
Secretary/Treasurer
Dated October 2, 2001

                                                                      APPENDIX I

                           ACT TELECONFERENCING, INC.,
                             A COLORADO CORPORATION

                         FORM OF SHAREHOLDERS RESOLUTION
                                  AMENDING THE
                       RESTATED ARTICLES OF INCORPORATION

     WHEREAS, the Board of Directors (the "Board") of ACT Teleconferencing, Inc. (the "Company") has recommended that the Company amend its Amended and Restated Articles of Incorporation (the "Articles of Incorporation") for the purpose of increasing the number of authorized shares of the Company's common stock, no par value per share (the "Common Stock") from 10,000,000 shares to 25,000,000 shares and increasing the number of authorized shares of the Company's preferred stock (the "Preferred Stock") from 1,000,000 shares to 2,000,000 shares; and

     WHEREAS, the Board has directed that the proposed amendment to the Articles of Incorporation be presented to the shareholders of the Company for their consideration and approval at a special meeting of shareholders to be held November 2, 2001.

     THEREFORE, BE IT RESOLVED, that, as recommended by the Board, the shareholders of the Company do hereby approve the amendment to the Articles of Incorporation, and the filing and recording of Articles of Amendment and all other instruments and documents which the proper officers of the Company deem necessary, appropriate or convenient to effectuate the amendment of the Company's Articles of Incorporation; and

     FURTHER RESOLVED, that Article II of the Articles of Incorporation is hereby amended in its entirety to read as follows:

                                   ARTICLE II

     The Corporation is authorized to issue an aggregate total of 25,000,000 shares, all of which shall be designated Common Stock, with no par value, and is also authorized to issue preferred stock in accordance with Article X.

     FURTHER RESOLVED, that the first clause of Article X of the Articles of Incorporation is hereby amended in its entirety to read as follows:

                                    ARTICLE X

     This Corporation is authorized to issue, in addition to the Common Stock, no par value, authorized in Article II, an aggregate of 2,000,000 shares of nonvoting Preferred Stock, subject to the following:

     The remaining text of Article X shall be unchanged.

                                     PROXY


                           ACT Teleconferencing, Inc.

                         Special Meeting of Shareholders

                                November 2, 2001


This proxy is solicited on behalf of the Board of Directors.

The undersigned shareholder of ACT Teleconferencing, Inc. acknowledges receipt of the notice of special meeting and proxy statement, each dated October 2, 2001, and appoints Ronald J. Bach and Gavin J. Thomson as proxies and attorney-in-fact, each with the full power of substitution, on behalf and in the name of the undersigned, to vote all the shares of common stock, no par value, of ACT Teleconferencing, Inc., the undersigned holds of record as of September 21, 2001, at the special meeting of shareholders to be held on November 2, 2001, 9:00 a.m. MST at ACT Teleconferencing, Inc., 1658 Cole Boulevard, Suite 130, Golden, Colorado, 80401, United States, and at any postponement or adjournment of such meeting.

Any shareholder completing this proxy that fails to mark one of the boxes for the proposal will be deemed to have given the proxy holders complete discretion in voting his, her, or its shares on the proposal at the annual meeting. If no mark is made, this proxy will be voted FOR each proposal. If a box is marked, your shares shall be voted according to your instructions.


                                       9
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The Board of Directors recommends a vote FOR the proposal listed below.

A. Amendment of the Company's Restated Articles of Incorporation to increase the number of shares of authorized common stock, no par value, from 10,000,000 to 25,000,000, and to increase the number of shares of authorized preferred stock from 1,000,000 to 2,000,000.

[_] For
[_] Against

Please sign exactly as your name appears on your stock certificate. If joint tenants hold the shares, both should sign personally. When signing as attorney-in-fact, executor, administrator, trustee, guardian, or another fiduciary capacity, please give your full title. If signing on behalf of a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.


Date Signed: ____________, 2001



          ------------------------------------------------------------
                             NUMBER OF SHARES OWNED


          ------------------------------------------------------------
                         Print Name(s) of shareholder(s)


          ------------------------------------------------------------
                     SIGNATURE (ALL JOINT TENANTS MUST SIGN)


          ------------------------------------------------------------
                    Signature of joint tenant (if applicable)


          ------------------------------------------------------------
                              Title (if applicable)



                                       10